================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 22, 2008

                            APOLO GOLD & ENERGY INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    000--27791                   98-0412805
           ------                    ----------                   ----------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

             #12-1900 Indian River Cr., North Vancouver, BC V7G 2R1
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 970-0901

             ------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

On September 22, 2008, the Company's board of directors engaged the firm, I Vellmer Inc., Chartered Accountant, Vancouver, British Columbia , as the principal accountant to audit the Registrant's financial statements for the fiscal year of the Registrant ended June 30, 2008.


Item 5.02   Departure of Directors or Principal Officers: Election of Directors:
            Appointment of Principal Officers.

On October 2, 2008, Glen Kelleway resigned as a director of Apolo Gold & Energy Inc.

The registrant has provided Mr. Kelleway with a copy of this current report prior to the filing thereof and informed him that he had the opportunity to provide the registrant with correspondence stating whether he agrees or disagrees with the disclosure contained in this current report which the registrant would also file such correspondence as an exhibit to this current report or an amendment thereto.


Item 9.01.   Financial Statements and Exhibits.

       (d)   The following exhibits are filed with this report:

       Exhibit     Description
       Number

         17.1     Resignation of Glen Kelleway

                                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 8, 2008                      APOLO GOLD & ENERGY, INC.


                                            /s/ ROBERT G. DINNING
                                            ---------------------
                                            ROBERT G. DINNING
                                            Chief Financial Officer & Secretary